Inventories	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
Inventories	Inventories

	At December 31,
	2018	2019	2020
	(in thousands)
Components	$4,242	$2,645	$2,138
Finished goods	4,502	4,702	4,996
Total inventories at cost	$8,744	$7,347	$7,134
Depreciation of components	$—	$2	$2
Depreciation of finished goods	501	681	907
Total depreciation	$501	$683	$909
Components, net	$4,242	$2,643	$2,136
Finished goods, at the lower of cost and net realizable value	4,001	4,021	4,089
Total net inventories	$8,243	$6,664	$6,225
In the years ended December 31, 2018, 2019 and 2020, amounts of $501,000, $681,000 and $907,000, respectively, in depreciation is related to finished goods that have been damaged or units on hand in excess of the units needed to serve the expected demand for identified customers and projects.